CONFIDENTIAL TREATMENT REQUESTED

Exhibit 10.13

WAIVER AND TERMINATION AGREEMENT DATED 8 NOVEMBER, 2002 (THE “EFFECTIVE DATE”)

RECITALS:

Whereas, Elan Corporation, plc, an Irish public limited company (“Elan”), DepoMed, Inc., a California corporation (the “Company”), Elan Pharma International Limited, a private limited company incorporated under the laws of Ireland (“EPIL”), and DepoMed Development Ltd., a Bermuda exempted limited liability company (“Newco”), entered into a License Agreement, dated January 21, 2000 (the “Elan License Agreement”), which set forth the terms and conditions of a license from Elan to Newco of certain intellectual property of Elan.

                Whereas, the Company has entered that certain Development and License Agreement, dated as of May 28, 2002 (the “BLI License Agreement”), by and between the Company and Biovail Laboratories Incorporated (“BLI”) and that certain Stock Purchase Agreement, dated as of May 28, 2002, by and between the Company and BLI (together with the BLI License Agreement, the “BLI Agreements”).

                Whereas, EPIL terminated the [***] (as defined in the Elan License Agreement) by notice in writing to [***] dated 26 August 2002 (the “[***]”), and notified Newco and Depomed of this action.

                Whereas, Elan, EPIL, Newco and Depomed desire to terminate the license to Newco of the rights under the [***] (as defined in the Elan License Agreement) and certain additional rights granted to Newco under the Elan License Agreement.

                Whereas, Elan desires to waive certain of its accrued rights under the Elan License Agreement up to the Effective Date that may arise as a result of the transactions contemplated by the BLI Agreements up to the Effective Date and DepoMed desires to waive certain of its accrued rights under the Elan License Agreement up to the Effective Date that may arise as a result of the termination of the [***].

WAIVER AND TERMINATION:

                1.             Waiver by Elan.

Elan hereby irrevocably waives any accrued rights Elan may have under Section 8.4 of the Elan License Agreement up to the Effective Date to terminate the Elan License Agreement as a result of any or all of the transactions by Depomed from the beginning of time up to the Effective Date under by the BLI Agreements, and Elan fully and finally

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPERATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

releases and discharges Depomed from any and all manner of actions or claims that Elan may have by reason thereof against Depomed from the beginning of time to the Effective Date under the Elan License Agreement.

2.                                       Termination of the EPIL Sub-License and Waivers.

2.1                                 With reference to Clause 1 hereof, Elan, EPIL, Newco and Depomed hereby agree to terminate the EPIL Sub-License (as defined in the Elan License Agreement) and the EPIL License (as defined in the Elan License Agreement) insofar as the EPIL License licensed the EGTS Patents and the EGTS Know-How to Newco with effect from the [***].

2.2                                 With effect from the [***], the definition of “Elan Intellectual Property” in the Elan License Agreement shall be amended by the deletion of paragraph (iii) and all references to “Elan Intellectual Property” in the Elan License Agreement and the JDOA (including without limitation in Clauses 4.1 and 4.2 of the Elan License Agreement) shall thereafter be construed accordingly.

2.3                                 DepoMed and Newco hereby irrevocably waive any accrued rights DepoMed or Newco may have under the Elan License Agreement (and/or the Subscription, Joint Development And Operating Agreement dated January 21, 2000 (“JDOA”)) from the beginning of time up to the Effective Date arising out of the termination by Elan, EPIL or any of its affiliates of the [***] and Depomed and Newco fully and finally release and discharge Elan, EPIL and any of its affiliates from any and all manner of actions or claims that Depomed or Newco may have by reason thereof against Elan, EPIL and any of its affiliates from the beginning of time to the Effective Date under the Elan License Agreement and/or the JDOA.

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3                                          Waivers and Releases.

The parties hereto acknowledge and agree that the waivers and releases contained herein are specific in nature, do not constitute any general waiver or amendment of the provisions of Elan License Agreement, the JDOA or otherwise, and no such waiver or release shall be deemed to be a waiver or release of any future breach or failure to perform of any other right under arising under this Elan License Agreement, the JDOA or otherwise.

4                                          Intellectual Property.

4.1                                 As provided in Clause 3.1.2 of the Elan License Agreement, Elan shall own all the Elan Improvements (as defined in the Elan License Agreement) relating to the GR Know-How, and the EGTS Patents and the EGTS Know-How (each as defined in the Elan License Agreement).

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPERATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

The Elan Improvements described in this Clause 4.1 include, but are not limited to, the data, know-how, materials and other information listed in Schedule 1 hereto.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPERATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

ELAN CORPORATION, PLC

By:	/s/ LIAM DANIEL
Name: Liam Daniel
Title: Company Secretary

ELAN PHARMA INTERNATIONAL LIMITED

By:	/s/ LIAM DANIEL
Name: Liam Daniel
Title: Company Secretary

DEPOMED DEVELOPMENT LTD.

By:	/s/ STEPHEN J. ROSSITER

Name: Stephen J. Rossiter

Title: Director

DEPOMED, INC.

By:	/s/ JOHN N. SHELL

Name: John N. Shell

Title: Vice President, Operations

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPERATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE 1

ELAN IMPROVEMENTS

•	Gastro-retentive formulation of [***] including any data, studies, clinical results, methods of manufacturing and methods of use related thereto.
•	Gastro-retentive formulation of [***] including any data, studies, clinical results, methods of manufacturing and methods of use related thereto.
•	All information related to placebo studies related to the EGTS Technology and/or GR Technology (as each is defined in the Elan License Agreement).
•	All information generated within the JV on [***] including scale-up information and stability data.
•	All developments made related to the manufacturing apparatus for products made using the EGTS Technology and/or GR Technology.
•	All commercial information and contacts generated within the JV related to the EGTS Technology and/or GR Technology or the above-noted formulations.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPERATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.